AMENDMENT NO. 5 TO
                           LOAD AND SECURITY AGREEMENT

      THIS AMENDMENT NO. 5 TO LOAN AND SECURITY AGREEMENT ("Amendment") is dated as of October 31, 1998 and is entered into by and between BankAmerica Business Credit, Inc. ("Lender") and Intellicell Corp. ("Borrower"). All capitalized terms used herein but not otherwise defined shall have the meanings ascribed to them in the Agreement (as hereinafter defined).

                                   WITNESSETH

      WHEREAS, the Borrower and the Lender have entered into that certain Loan and Security Agreement dated as of January 12, 1998, as amended and supplemented (the "Agreement"); and

      WHEREAS, the Borrower desires to amend the Agreement and the Lender is willing to do so, subject to the terms and conditions stated herein; and

      NOW,THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Borrower and Lender hereby agree as follows:

      Section 1. Amendment to the Agreement. The Lender and Borrower agree that the Agreement shall be amended as follows:

            A. Amendment to Section 1. The definition of "Availability" contained in Section 1 of the Agreement is amended to read as follows:

                  "'Availability' means at any time the lesser of:

                  (a) The amount of Five Hundred Thousand Dollars ($500,000.00), which shall be reduced to Four Hundred Thousand Dollars $400,000.00) as of November 7, 1998 (the "Maximum Revolving Credit Line") or

                  (b) Up to eighty (80%) percent of the Net Amount of Eligible accounts;

            provided, however, that at all times Availability shall be reduced by the sum of:

                  (a) the unpaid balance of Revolving Loans at that time;

                  (b) the aggregate undrawn face amount of all outstanding
            Letters of Credit which the Lender has caused to be issued or obtained for the Borrower's account;


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                  (c) reserves for accrued interest on the Revolving Loans and reserves for accounts payable 30 days or more past due date;

                  (d) the Environmental Compliance Reserve; and

                  (e) all other reserves which the Lender in its reasonable
            discretion deems necessary or desirable to maintain with respect to the Borrower's account, including, without limitation, with respect to any amounts which the Lender may be obligated to pay in the future for the account of the Borrower."

            B. Amendment to Section 14. Section 14 of the Agreement is amended in its entirety to read as follows:

                  "The initial term of this Agreement shall expire on November
            30, 1998 ("Stated Termination Date") and shall automatically be renewed thereafter for successive monthly terms unless the Agreement is terminated as provided below. Each of the Borrower and the Lender shall have the right to terminate the Agreement, without premium or penalty, at the end of the initial term or any monthly term by giving the other written notice not less than ten (10) days prior to the end of such initial or monthly term. The Lender may also terminate this Agreement without notice upon and at any time during the continuation of an Event of Default. Upon the effective date of termination of this Agreement for any reason whatsoever, all Obligations shall become immediately due and payable and Borrower shall immediately arrange for the cancellation of Letters of Credit then outstanding. Notwithstanding the termination of this Agreement, until all Obligations are paid and performed in full, the Lender shall retain all its rights and remedies hereunder (including, without limitation, in all then existing and after-arising Collateral)."

      Section 2. Conditions. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

            A. Amendment. Fully executed copies of this Amendment signed by the Borrower.

            B. Resolution. A certificate executed by the Secretary or Assistant Secretary of Borrower certifying that the Borrower's Board of Directors has adopted resolutions authorizing the execution, delivery and performance by Borrower of the Amendment shall be delivered to Lender.

            C. Other Documents. Borrower shall have executed and delivered to Lender such other documents and instruments as Lender may require.


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      Section 3. Miscellaneous.

            A. Survival of Representations and Warranties. All representations and warranties made in the Agreement or any other document or documents relating thereto, including, without limitation, any Loan Document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Lender or any closing shall affect the representations and warranties or the right of Lender to rely thereon.

            B. Reference to Agreement. The Agreement, each of the Loan Documents, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof, or pursuant to the terms of the Agreement as amended hereby, are hereby amended so that any reference therein to the Agreement shall mean a reference to the Agreement as amended hereby.

            C. Agreement Remains in Effect. The Agreement and the Loan Documents remain in full force and effect and the Borrower ratifies and confirms its agreements and covenants contained therein.

            D. Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall nor impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

            E. APPLICABLE LAW. THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN THE STATE OF CALIFORNIA AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.

            F. Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Lender and Borrower and their respective successors and assigns; provided, however, that Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Lender.

            G. Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which, when taken together shall constitute one and the same instrument.

            H. Headings. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

            I. Expenses of Lender. Borrower agrees to pay on demand (i) all costs and expenses reasonably incurred by Lender in connection with the preparation, negotiation and execution of this Amendment and the other Loan Documents executed pursuant


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      hereto and any and all subsequent amendments, modifications, and supplements hereto or thereto, including, without limitation, the costs and fees of Lender's legal counsel and the allocated cost of Lender's in-house counsel and (ii) all costs and expenses reasonably incurred by Lender in connection with the enforcement or preservation of any rights under the Agreement, this Amendment and/or other Loan Documents, including, without limitation, the costs and fees of Lender's legal counsel and the allocated cost of Lender's in-house counsel.

            J. NO ORAL AGREEMENTS. THIS AMENDMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS AS WRITTEN, REPRESENTS THE FINAL AGREEMENT BETWEEN LENDER AND BORROWER AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN LENDER AND BORROWER.

      IN WITNESS WHEREOF, the parties have executed this Amendment under seal on the date first written above.

                                      INTELLICELL CORP.

                                      /s/ Ben Neman
                                      ---------------------------
                                      Signature

                                      President
                                      ---------------------------
                                      Title


                                      BANKAMERICA BUSINESS CREDIT, INC.

                                      /s/ S. King
                                      ---------------------------
                                      Signature

                                      Vice President
                                      ---------------------------
                                      Title


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